FOR IMMEDIATE RELEASE
FOR FURTHER INFORMATION CONTACT: Kenneth D. Najour Chief Financial Officer T: 340-713-7722 E: Kenneth.Najour@AltisourceAMC.com

Altisource Asset Management Corporation Reports First Quarter 2014 Results

FREDERIKSTED, U.S. Virgin Islands, April 29, 2014 (GLOBE NEWSWIRE) - Altisource Asset Management Corporation (“AAMC” or the “Company”) (NYSE MKT: AAMC) announced today financial and operating results for the first quarter of 2014. Net income attributable to stockholders for the first quarter of 2014 totaled $6.8 million, or $2.39 per diluted share,1 compared to a net loss attributable to stockholders of $840,000, or $0.36 per share,2 for the first quarter of 2013.

First quarter business performance highlights:

•	Achieved first quarter of positive net income since inception.

•
Issued 250,000 shares of a new non-voting Series A Convertible Preferred Stock to institutional investors for aggregate net proceeds of $248.9 million. The preferred stock is convertible into AAMC’s common stock at a conversion price of $1,250 per share and does not entitle the holders to dividends.

•	Facilitated the resolution of 822 loans by Altisource Residential Corporation (“Residential”) in the first quarter of 2014 versus 288 loans in the fourth quarter of 2013.

•
Facilitated Residential’s agreement to purchase a portfolio with an aggregate of 915 mortgage loans and real estate owned (“REO”) properties having an aggregate market value of underlying properties of $180.0 million.

Chief Executive Officer Ashish Pandey stated, “We expect Residential’s improved loan resolution results will have a meaningful impact on the growth of Residential’s rental portfolio.”

“Under the management of AAMC, Residential has been able to pay an increased dividend for the second consecutive quarter,” said Chairman William Erbey.

Webcast and conference call
The Company will host a webcast and conference call on Tuesday, April 29, 2014, at 11:00 a.m. Eastern Time to discuss its financial results for the first quarter of 2014. The conference call will be webcast live over the internet from the Company’s website at www.altisourceamc.com and can be accessed by clicking on the “Shareholders” link.

About AAMC
AAMC is an asset management company that provides portfolio management and corporate governance services to investment vehicles. Its initial client is Residential, a real estate investment trust that is focused on providing affordable rental homes to families throughout the United States.  Additional information is available at www.altisourceamc.com.

1 Based on a weighted average of 2.9 million diluted shares outstanding during the quarter.
2 Based on a weighted average of 2.3 million shares outstanding during the quarter.

Forward-looking statements
This press release contains forward-looking statements that involve a number of risks and uncertainties. Those forward-looking statements include all statements that are not historical fact, including statements about management’s beliefs and expectations. Forward-looking statements are based on management’s beliefs as well as assumptions made by and information currently available to management. Because such statements are based on expectations as to future economic performance and are not statements of historical fact, actual results may differ materially from those projected. AAMC undertakes no obligation to update any forward-looking statements whether as a result of new information, future events or otherwise. The risks and uncertainties to which forward-looking statements are subject include, but are not limited to: AAMC’s ability to implement its business plan; AAMC’s ability to leverage strategic relationships on an efficient and cost-effective basis; its ability to compete; general economic and market conditions; governmental regulations, taxes and policies; availability of adequate and timely sources of liquidity and financing; and other risks and uncertainties detailed in the “Forward-Looking Statements,” “Risk Factors” and other sections of AAMC’s Registration Statement on Form 10, its Annual Report on Form 10-K, its quarterly reports on Form 10-Q and its other filings with the Securities and Exchange Commission.

Altisource Asset Management Corporation
Consolidated Statements of Operations
(In thousands, except share and per share amounts)
(Unaudited)

	Three months ended March 31, 2014	Three months ended March 31, 2013

Rental revenues and net gain on investments:
Rental revenues	$69	$—
Net unrealized gain on mortgage loans	65,130	1,128
Net realized gain on mortgage loans	9,321	387
Total revenues	74,520	1,515
Expenses:
Residential property operating expenses	1,050	—
Real estate depreciation and amortization	48	—
Mortgage loan servicing costs	11,437	392
Interest expense	5,708	42
General and administrative	5,955	2,698
Related party general and administrative	923	207
Total expenses	25,121	3,339
Other income	108	—
Net income (loss) before income taxes	49,507	(1,824)
Income tax expense	766	—
Net income (loss)	48,741	(1,824)
Net (income) loss attributable to noncontrolling interest in consolidated affiliate	(41,913)	984
Net income (loss) attributable to common stockholders	$6,828	$(840)

Net income (loss) per share of common stock – basic:
Net income (loss) per basic share	$2.88	$(0.36)
Weighted average common stock outstanding – basic	2,367,202	2,343,213
Net income (loss) per share of common stock – diluted:
Net income (loss) per diluted share	$2.39	$(0.36)
Weighted average common stock outstanding – diluted	2,856,079	2,343,213

Altisource Asset Management Corporation
Consolidated Balance Sheets
(In thousands, except share and per share amounts)
(Unaudited)

	March 31, 2014	December 31, 2013
Assets:
Real estate assets:
Land (from consolidated VIE)	$1,367	$478
Rental residential properties, net (from consolidated VIE)	6,488	3,092
Real estate owned (from consolidated VIE)	121,895	32,332
	129,750	35,902
Real estate assets held for sale (from consolidated VIE)	4,224	1,186
Mortgage loans (from consolidated VIE)	1,766,142	1,207,163
Cash and cash equivalents (including from consolidated VIE $48,022 and $115,988, respectively)	280,466	140,000
Restricted cash (from consolidated VIE)	7,334	5,878
Accounts receivable (including from consolidated VIE $681 and $1,428, respectively)	926	1,428
Related party receivables (including from consolidated VIE $10,444 and $9,260, respectively)	10,560	9,260
Deferred leasing and financing costs, net (from consolidated VIE)	1,808	2,293
Prepaid expenses and other assets (including from consolidated VIE $353 and $1,542, respectively)	1,200	1,994
Total assets	$2,202,410	$1,405,104
Liabilities:
Repurchase agreements (from consolidated VIE)	$699,950	$602,382
Accounts payable and accrued liabilities (including from consolidated VIE $5,835 and $4,952, respectively)	8,250	6,872
Related party payables (including from consolidated VIE $359 and $1,409, respectively)	3,754	2,883
Total liabilities	711,954	612,137
Commitments and contingencies
Mezzanine Equity
Preferred stock, $0.01 par value, 250,000 shares issued and outstanding as of March 31, 2014 and none issued or outstanding as of December 31, 2013; redemption value $250,000	248,886	—
Equity:
Common stock, $.01 par value, 5,000,000 authorized shares; 2,396,203 and 2,353,963 shares issued and outstanding, respectively as of March 31, 2014 and 2,354,774 shares issued and outstanding as of December 31, 2013	24	24
Additional paid-in capital	16,189	12,855
Retained earnings	1,489	(5,339)
Treasury stock, at cost, 42,240 shares as of March 31, 2014 and none as of December 31, 2013	(44,565)	—
Total stockholders' equity	(26,863)	7,540
Noncontrolling interest in consolidated affiliate	1,268,433	785,427
Total equity	1,241,570	792,967
Total liabilities and equity	$2,202,410	$1,405,104

The following tables set forth consolidating financial information which should be considered in addition to, and not as a substitute for, our consolidated financial statements presented in accordance with U.S. GAAP:

Altisource Asset Management Corporation
Consolidating Statement of Operations
Three months ended March 31, 2014
(In thousands, unaudited)

	Residential (GAAP)	NewSource Stand-alone (Non-GAAP)	AAMC Stand-alone (Non-GAAP)	Consolidating Entries	AAMC Consolidated (GAAP)

Revenues and net gain on investments:
Rental revenues	$69	$—	$—	$—	$69
Net unrealized gain on mortgage loans	65,130	—	—	—	65,130
Net realized gain on mortgage loans	9,321	—	—	—	9,321
Incentive management fee	—	—	10,911	(10,911)	—
Expense reimbursements	—		1,780	(1,780)	—
Total revenues	74,520	—	12,691	(12,691)	74,520
Expenses:
Residential property operating expenses	1,050	—	—	—	1,050
Real estate depreciation and amortization	48	—	—	—	48
Mortgage loan servicing costs	11,437	—	—	—	11,437
Interest expense	5,708	—	—	—	5,708
General and administrative	1,392	30	4,533	—	5,955
Related party general and administrative	12,632	311	671	(12,691)	923
Total expenses	32,267	341	5,204	(12,691)	25,121
Other income	108	—	—	—	108
Income (loss) before income taxes	42,361	(341)	7,487	—	49,507
Income tax expense	448	—	318	—	766
Net income (loss)	41,913	(341)	7,169	—	48,741
Net (income) loss attributable to noncontrolling interest in consolidated affiliate	—	—	—	(41,913)	(41,913)
Net income (loss) attributable to common stockholders	$41,913	$(341)	$7,169	$(41,913)	$6,828

Altisource Asset Management Corporation
Consolidating Statement of Operations
Three months ended March 31, 2013
(In thousands, unaudited)

	Residential (GAAP)	NewSource Stand-alone (Non-GAAP)	AAMC Stand-alone (Non-GAAP)	Consolidating Entries	AAMC Consolidated (GAAP)

Revenues and net gain on investments:
Rental revenues	$—	$—	$—	$—	$—
Net unrealized gain on mortgage loans	1,128	—	—	—	1,128
Net realized gain on mortgage loans	387	—	—	—	387
Expense reimbursements	—	—	895	(895)	—
Total revenues	1,515	—	895	(895)	1,515
Expenses:
Mortgage loan servicing costs	392	—	—	—	392
Interest expense	42	—	—	—	42
General and administrative	987	—	1,711	—	2,698
Related party general and administrative	1,078	—	24	(895)	207
Total expenses	2,499	—	1,735	(895)	3,339
Net income (loss)	(984)	—	(840)	—	(1,824)
Net (income) loss attributable to noncontrolling interest in consolidated affiliate	—	—	—	984	984
Net income (loss) attributable to common stockholders	$(984)	$—	$(840)	$984	$(840)

Altisource Asset Management Corporation
Consolidating Balance Sheet
March 31, 2014
(In thousands, unaudited)

	Residential (GAAP)	NewSource stand-alone (non-GAAP)	AAMC Stand-alone (Non-GAAP)	Consolidating Entries	AAMC Consolidated (GAAP)

Assets:
Real estate assets:
Land	$1,367	$—	$—	$—	$1,367
Rental residential properties, net	6,488	—	—	—	6,488
Real estate owned	121,895	—	—	—	121,895
	129,750	—	—	—	129,750
Real estate assets held for sale	4,224	—	—	—	4,224
Mortgage loans	1,766,142	—	—	—	1,766,142
Cash and cash equivalents	48,022	19,892	212,552	—	280,466
Restricted cash	7,334	—	—	—	7,334
Accounts receivable	681	—	245	—	926
Related party receivables	10,444	—	12,308	(12,192)	10,560
Investment in affiliate	18,000	—	2,000	(20,000)	—
Deferred leasing and financing costs, net	1,808	—	—	—	1,808
Prepaid expenses and other assets	353	25	822	—	1,200
Total assets	1,986,758	19,917	227,927	(32,192)	2,202,410
Liabilities:
Repurchase agreements	699,950	—	—	—	699,950
Accounts payable and accrued liabilities	5,835	17	2,398	—	8,250
Related party payables	12,540	320	3,086	(12,192)	3,754
Total liabilities	718,325	337	5,484	(12,192)	711,954
Commitments and contingencies
Preferred stock	—	—	248,886	—	248,886
Equity:
Common stock	571	—	24	(571)	24
Additional paid-in capital	1,226,927	20,000	16,189	(1,246,927)	16,189
Retained earnings/(accumulated deficit)	40,935	(420)	1,909	(40,935)	1,489
Treasury stock	—	—	(44,565)	—	(44,565)
Total stockholders' equity	1,268,433	19,580	(26,443)	(1,288,433)	(26,863)
Noncontrolling interest in consolidated affiliate	—	—	—	1,268,433	1,268,433
Total equity	1,268,433	19,580	(26,443)	(20,000)	1,241,570
Total liabilities and equity	$1,986,758	$19,917	$227,927	$(32,192)	$2,202,410

Altisource Asset Management Corporation
Consolidating Balance Sheet
December 31, 2013
(In thousands, unaudited)

	Residential (GAAP)	NewSource stand-alone (non-GAAP)	AAMC Stand-alone (Non-GAAP)	Consolidating Entries	AAMC Consolidated (GAAP)
Assets:
Real estate assets:
Land	$478	$—	$—	$—	$478
Rental residential properties, net	3,092	—	—	—	3,092
Real estate owned	32,332	—	—	—	32,332
	35,902	—	—	—	35,902
Real estate assets held for sale	1,186	—	—	—	1,186
Mortgage loans	1,207,163	—	—	—	1,207,163
Cash and cash equivalents	115,988	19,923	4,089	—	140,000
Restricted cash	5,878	—	—	—	5,878
Accounts receivable	1,428	—	—	—	1,428
Related party receivables	9,260	—	4,486	(4,486)	9,260
Investment in affiliate	18,000	—	2,000	(20,000)	—
Deferred leasing and financing costs, net	2,293	—	—	—	2,293
Prepaid expenses and other assets	1,542	—	452	—	1,994
Total assets	1,398,640	19,923	11,027	(24,486)	1,405,104
Liabilities:
Repurchase agreement	602,382	—	—	—	602,382
Accounts payable and accrued liabilities	4,952	—	1,920	—	6,872
Related party payables	5,879	—	1,490	(4,486)	2,883
Total liabilities	613,213	—	3,410	(4,486)	612,137
Commitments and contingencies
Equity:
Common stock	423	—	24	(423)	24
Additional paid-in capital	758,584	20,000	12,855	(778,584)	12,855
Retained earnings (accumulated deficit)	26,420	(77)	(5,262)	(26,420)	(5,339)
Total stockholders' equity	785,427	19,923	7,617	(805,427)	7,540
Noncontrolling interest in consolidated affiliate	—		—	785,427	785,427
Total equity	785,427	19,923	7,617	(20,000)	792,967
Total liabilities and equity	$1,398,640	$19,923	$11,027	$(24,486)	$1,405,104